
                        	SAMPLE STATEMENT
			                                           1717 K Street, NW, Suite 707
                                                                   Washington, DC  20036-5331
                                                                   Telephone (202) 331-8055
                                                                   Fax (202) 331-8190
                                                                   TIN: 52-6220193
                                                                   Participant I.D.: XXXXXX
                                                                   TIN: 52-XXXXXXX
                                                                   Distributions are: Reinvested

        AFL CIO Housing Investment Trust
        1717 K St NW
        Washington, DC  20006



                                                Investment Summary
                                           December 1, 2001 - December 31, 2001
                                                   Transactions

                                                	     Market Value  Units this     Total      Investment
   Date       Description             	      Dollar Amount  per Unit     Transaction    Units        Balance
   12/01/01  Beginning Balance                                 $1,114.8258               44,850.0563 $50,000,000.01
   12/31/01  Total Income Distribution   	258,203.78
   12/31/01  Total Capital Gains Distribution	143,191.28
   12/31/01  Income Reinvestment                258,203.78                 235.0720
   12/31/01  Capital Gain Investment 		143,191.28                 130.3631

             Ending Balance                                    $1,098.4030               45,215.4914 $49,664,831.40

                                             Monthly Income
                    Ordinary          Operating    Net Ordinary
                    Income	      Expenses	      Income     Capital Gains   Total Distribution
  Per Unit          $6.0545068933  0.2974621156   5.7570447777   3.1926666881         8.9497114658
  Participant Totals  $271,544.97     13,341.19	    258,203.78	   143,191.28           401,395.06


                                                 Performance


Type of Return	             	1-Month  3-Month   Y-T-D   1-Year 3-Year 5-Year  10-Year
Trust Time-Weighted, Gross 	 (0.64%)  (0.08%)   8.60%  8.60%  6.92%  8.12%   7.96%
Trust Time-Weighted, Net   	 (0.67%)  (0.17%)   8.21%  8.21%  6.51%  7.70%   7.47%

<F1>
                        Performance returns greater than one year are annualized.

		   All performance figures presented herein are based upon historical
		   results and do not assure future performance. Units may be worth
		   more or less at redemption than at original purchase.


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